UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2017
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 8 - Other Events
Item 8.01 Other Events

On October 9, 2017, United Technologies Corporation (the “Company”) issued a press release announcing the appointment of Judy Marks as President of Otis. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated October 9, 2017, issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: October 10, 2017	By:	/s/ Peter J. Graber-Lipperman
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated October 9, 2017, issued by the Company.

Contact: Media Inquiries                 FOR IMMEDIATE RELEASE
(860) 728-6210                 www.utc.com

United Technologies Appoints Judy Marks as President of Otis

Otis continues to drive growth and innovation with appointment of industry leader

FARMINGTON, Conn., October 9, 2017 - United Technologies Corp. (NYSE: UTX) (“UTC”) has named Judy Marks as President of Otis, the world’s leading manufacturer and service provider of elevators, escalators and moving walkways. Marks joins UTC from Siemens, where she serves as Chief Executive Officer of Siemens USA and as CEO of Dresser-Rand, a Siemens business. She will report to UTC Chairman and Chief Executive Officer Greg Hayes and serve on the company’s senior leadership team.

“Judy is an innovator and accomplished global leader with a proven record of driving strategic growth,” said Hayes. “I look forward to working with Judy and the Otis team as we continue to create innovative solutions to move people safely and efficiently around cities in the urbanizing, digital industrial age.”

As CEO of Siemens USA, Marks leads operations and services in the United States in the areas of electrification, automation and digitalization. She also has global responsibility for operations and strategy for Dresser-Rand, which serves the oil and gas industries globally. Prior to this role, she led the successful integration of Dresser-Rand following its acquisition by Siemens.

Before joining Siemens, Marks held leadership roles at Lockheed Martin and IBM, where she built a distinguished career serving customers and creating solutions for global businesses and national government entities.

Marks serves as a Director of Hubbell Incorporated and is on the Board of Visitors for the University of Maryland College of Computer, Mathematical and Natural Sciences. She earned a degree in electrical engineering from Lehigh University.

United Technologies Corp., based in Farmington, Connecticut, provides high-technology systems and services to the building and aerospace industries. By combining a passion for science with precision engineering, the company is creating smart, sustainable solutions that move the world forward. To learn more about UTC, visit the website or follow the company on Twitter: @UTC
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